SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                DECEMBER 7, 2001

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600




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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On December 7, 2001 registrant issued a press release entitled "Halliburton Comments on Asbestos Judgments" to provide background on the recent announcements of three adverse asbestos litigation results and to put them into context.

         The following summarizes that press release:

     Registrant's strategy in managing asbestos cases is to achieve settlement of valid claims for reasonable amounts. When registrant believes that plaintiffs' settlement demands are not reasonable, it takes the cases to trial. The verdicts and judgements recently announced by registrant are significantly outside its past experience.

     As previously announced by registrant, it believes that the $65 million dollar judgment in the district court in Orange, Texas is based on serious error during the trial and that the trial evidence does not support the judgment.
Separately, the same district court judge rendered the $35.7 million of judgments against registrant's subsidiary, Dresser Industries, Inc., based on settlement agreements to which Dresser was not a party and did not authorize. Registrant believes both of these actions are contrary to applicable law and will appeal both of them. If the appeals are not successful, registrant has substantial insurance that it expects will pay most of these judgments.

     In the Baltimore case, registrant believes that it has a good basis for appeal of the verdict if judgment on the verdict is rendered. However, registrant cannot be certain of the result of such appeal. In any event, if registrant's appeals do not succeed, registrant has substantial insurance that it expects will pay most of any verdict amount.

     During the coming weeks and months registrant expects Dresser and Kellogg Brown & Root will be involved in a number of other asbestos claim trials in several states. Registrant cannot predict the outcome of such trials but is confident in its strategy. Registrant is managing its asbestos claims aggressively and will continue its current claim strategy and seek to minimize any adverse financial impact on it to the maximum extent possible. Registrant's businesses are strong and healthy and its financial disclosure is accurate and complete.


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Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated December 7, 2001.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HALLIBURTON COMPANY




Date:    December 10, 2001          By: /s/ Susan S. Keith
                                       ------------------------------------
                                            Susan S. Keith
                                            Vice President and Secretary








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                                  EXHIBIT INDEX



Exhibit                    Description

20                         Press Release Dated December 7, 2001

                           Incorporated by Reference








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